UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
May 18, 2017

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, Elyria, Ohio 44035
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

————————————————————————————————
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On May 18, 2017, Invacare Corporation (the “Company”) held its 2017 Annual Meeting of Shareholders (the “Annual Meeting”), at which the Company’s shareholders acted on proposals to: (1) elect seven directors to a one-year term that will expire at the annual meeting of shareholders in 2018; (2) ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2017 fiscal year; (3) approve, on an advisory basis, the compensation of the Company’s named executive officers; and (4) vote, on an advisory basis, regarding the frequency of advisory votes on the compensation of the Company's named executive officers, and whether they will occur every one, two or three years.
Each of the following nominees was elected to the board of directors for a one-year term of office expiring at the annual meeting of shareholders in 2018 with respective votes as follows:

Nominees	For	Withheld	Broker Non-Votes
Susan H. Alexander	33,689,952	1,310,114	1,627,809
Marc M. Gibeley	33,582,966	1,417,100	1,627,809
C. Martin Harris, M.D.	31,430,534	3,569,532	1,627,809
Michael J. Merriman	33,578,898	1,421,168	1,627,809
Matthew E. Monaghan	33,583,415	1,416,651	1,627,809
Clifford D. Nastas	33,569,211	1,430,855	1,627,809
Baiju R. Shah	33,629,648	1,370,418	1,627,809
The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the Company’s 2017 fiscal year was approved with 36,284,120 votes for, 277,301 votes against and 66,454 votes abstained. There were no broker non-votes with respect to this proposal.
The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved with 33,478,835 votes for, 1,393,644 votes against, 127,587 votes abstained and 1,627,809 broker non-votes.
The proposal to vote, on an advisory basis, regarding the frequency of advisory votes on the compensation of the Company's named executive officers, and whether they will occur every one, two or three years resulted in approval of holding the advisory vote every year with 29,348,718 votes for 1 year, 23,174 votes for 2 years, 5,540,661 votes for 3 years and 87,513 votes abstained.
Following the Annual Meeting, the Company determined that the advisory vote on the compensation of the named executive officers would be held every year until the next vote on the frequency of such advisory votes.
Item 7.01. Regulation FD Disclosure.
On May 18, 2017, the Company posted an updated Investor Presentation, dated May 18, 2017, on the Company’s website, http://www.invacare.com/investorrelations. The content of the Company’s website is not incorporated by reference in this Current Report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: May 19, 2017	By:	/s/ Anthony C. LaPlaca
	Name:	Anthony C. LaPlaca
	Title:	Senior Vice President, General Counsel and Secretary